UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 14, 2007

                              2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)
                                   Copies to:
                                 Roger Linn, Esq.


                                 COTA DUNCAN & COLE
                               2261 Lava Ridge Court
                               Roseville, CA  95661
                                  (916) 780-9009


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 4 -- MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant


As previously reported, On December 5, 2006, the Company received notification by an e-Mail from an associate of former independent registered public accountants, Moen & Company LLP, a Certified Public Accountants, of Vancouver, Canada, that it is no longer practicing. Therefore, the Company's Board took action to replace him with Michael T. Studer CPA P.C., 18 East Sunrise Highway, suite 311, Freeport, NY.

During the two fiscal years ended December 30, 2005 and 2004, there were no disagreements with Moen & Company LLP. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moen & Company would have caused them to make reference in connection with their report to the subject matter of the disagreement. Furthermore, as of the date of his resignation, Moen & Company has not advised the Company of any reportable events as defined in Item 304(a)(1)(iv)(B)of Regulation S-B.

The report of the independent registered public accounting firm of Moen & Company as of and for the years ended December 30, 2005 and 2004, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the report contained a "going concern" emphasis.

We hereby amend our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2006 to include a letter from Moen & Company LLP addressed to the Securities and Exchange Commission stating whether or not Moen & Company agrees with the statements set forth above which is attached hereto as Exhibit 16.1



SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

	Exhibit 16.1  Letter from Moen & Company


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              	2-Track Global, Inc.

Dated: August 14, 2007                         By: /s/ Mike Jung
                                                  ------------------------------
                                                  Name:  Mike Jung
                                                  Title: Chief Executive Officer
                                                     and Chief Financial Officer